                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 27, 2004

                                  SCHAWK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

          DELAWARE                        1-09335                 36-2545354
(State or other jurisdiction     (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)

             1695 RIVER ROAD
             DES PLAINES, IL                                     60018
 (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 27, 2004, Schawk, Inc. (the "Company") issued a press release announcing earnings for the second quarter of 2004. Attached as Exhibit 99.1 is a copy of the press release, which is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SCHAWK, INC.


Date:  July 27, 2004                         By: /s/ A. Alex Sarkisian
                                                ------------------------------
                                                A. Alex Sarkisian
                                                Executive Vice President, Chief
                                                Operating Officer and Corporate
                                                Secretary

                                INDEX TO EXHIBITS


   Exhibit
   -------

     99.1       Press Release dated July 27, 2004